Intangible Assets, Intangible Liabilities, and Goodwill (FY)	12 Months Ended
Dec. 31, 2019
Goodwill and Intangible Assets Disclosure [Abstract]
Intangible Assets, Intangible Liabilities and Goodwill
Note 17 — Intangible Assets, Intangible Liabilities, and Goodwill

During 2008, Cleco Katrina/Rita acquired a $177.5 million intangible asset which includes $176.0 million for the right to bill and collect storm recovery charges from customers of Cleco Power and $1.5 million of financing costs. This intangible asset is expected to be fully amortized in 2020. The intangible asset’s expected amortization expense is based on the estimated collections from Cleco Power’s customers. At the end of its life, the asset will have no residual value. Cleco Katrina/Rita records amortization expense based on actual collections. At the date of the 2016 Merger, the gross balance of the Cleco Katrina/Rita intangible asset for Cleco was adjusted to be net of accumulated amortization, as no accumulated amortization existed at such date.

As a result of the 2016 Merger, fair value adjustments were recorded on Cleco’s Consolidated Balance Sheet for the valuation of the Cleco trade name and long-term wholesale power supply agreements. At the end of their life, these intangible assets will have no residual value. The trade name intangible asset is being amortized over its estimated economic useful life of 20 years. The intangible assets related to the power supply agreements are amortized over the remaining life of each applicable contract ranging between 3 years and 15 years and the amortization is included in Electric operations on Cleco’s Consolidated Statements of Income.

As a result of the Cleco Cajun Transaction, fair value adjustments were recorded on Cleco’s Consolidated Balance Sheet for the difference between the contract and market price of acquired long-term wholesale power agreements. The fair value of intangible assets of $98.9 million and intangible liabilities of $14.2 million was reflected in the purchase price allocation. At the end of their life, these intangible assets and liabilities will have no residual value. These intangibles are amortized over the remaining life of each applicable contract ranging between two years and eight years. The amortization is included in Electric operations on Cleco’s Consolidated Statement of Income.

As part of the Cleco Cajun Transaction, Cleco assumed an LTSA for maintenance services related to the Cottonwood Plant. An intangible liability of $24.1 million was reflected in the purchase price allocation and is being amortized using the straight-line method over the estimated remaining life of the LTSA of seven years. The amortization is included as a reduction to the LTSA prepayments on Cleco’s Consolidated Balance Sheet. For more information on the fair value adjustments of intangible assets and liabilities related to the Cleco Cajun Transaction, see Note 3 — “Business Combinations.”

The following tables present Cleco and Cleco Power’s amortization of intangible assets and liabilities:

Cleco
	FOR THE YEAR ENDED DEC. 31,
(THOUSANDS)	2019	2018	2017
Intangible assets
Cleco Katrina/Rita right to bill and collect storm recover charges	$20,576	$20,608	$16,772
Trade name	$255	$255	$255
Power supply agreements	$24,273	$9,680	$10,757
Intangible liabilities
LTSA	$3,194	$—	$—
Power supply agreements	$3,234	$—	$—

No impairments for intangibles in the table above for 2019, 2018, and 2017.

Cleco Power
	FOR THE YEAR ENDED DEC. 31,
(THOUSANDS)	2019	2018	2017
Cleco Katrina/Rita right to bill and collect storm recovery charges	$20,576	$20,608	$16,772

The following tables summarize the balances for intangible assets and liabilities subject to amortization for Cleco and Cleco Power:

Cleco
	AT DEC. 31,
(THOUSANDS)	2019	2018
Intangible assets
Cleco Katrina/Rita right to bill and collect storm recovery charges	$70,594	$70,594
Trade name	5,100	5,100
Power supply agreements	184,004	85,104
Total intangible assets carrying amount	259,698	160,798
Intangible liabilities
LTSA	24,100	—
Power supply agreements	14,200	—
Total intangible liabilities carrying amount	38,300	—
Net intangible assets carrying amount	221,398	160,798
Accumulated amortization	(115,167)	(76,491)
Net intangible assets subject to amortization	$106,231	$84,307

Cleco Power
	AT DEC. 31,
(THOUSANDS)	2019	2018
Cleco Katrina/Rita right to bill and collect storm recovery charges	$177,537	$177,537
Accumulated amortization	(177,020)	(156,444)
Net intangible assets subject to amortization	$517	$21,093

The following table summarizes the amortization expense related to intangible assets and liabilities expected to be recognized in Cleco’s Consolidated Statements of Income:

Cleco
(THOUSANDS)	INTANGIBLE ASSETS	INTANGIBLE LIABILITIES
For the year ending Dec. 31,
2020	$26,372		$(7,012)
2021	$25,855		$(5,862)
2022	$25,855		$(5,041)
2023	$25,855	$	(5,041)
2024	$29,459		$(5,041)
Thereafter	$4,707		$(3,875)

Cleco Power expects to recognize $0.5 million of amortization expense related to intangible assets on its Consolidated Statement of Income in 2020.

Goodwill

In connection with the completion of the 2016 Merger, Cleco recognized goodwill of $1.49 billion. Management assigned the recognized goodwill to the Cleco Power reporting segment. Goodwill is required to be tested for impairment at the reporting segment level on an annual basis and between annual tests if an event occurs or circumstances change that would more likely than not reduce the fair value of a reporting segment below its carrying value. Application of the goodwill impairment test requires significant judgments, including the identification of reporting segments, assignments of assets and liabilities to reporting segments, assignment of goodwill to reporting segments, and the determination of the fair value of the reporting segments.

Cleco conducted its 2019 annual impairment test using an August 1, 2019, measurement date. The fair value of the Cleco Power reporting segment was estimated using a weighted combination of the income approach, which estimates fair value based on discounted cash flows, and the market approach, which estimates fair value based on market comparables within the utility and energy industries. Significant assumptions used in these fair value estimates include estimation of future cash flows related to capital expenditures, long-term rate of growth, and weighted-average cost of capital or discount rate. Changes in these assumptions could materially affect the determination of fair value and goodwill impairment at Cleco Power. Based on the tests performed, management has determined that there was no impairment of Cleco Power’s goodwill for 2019.

Management estimated the fair value of Cleco Power’s equity to be $3.97 billion at the August 1, 2019, measurement date. The carrying value of Cleco Power’s equity was approximately $3.40 billion with the excess of the fair value over the carrying value representing 16.8% or $570.4 million. There were no accumulated impairment charges.